Financial Supplement

First Quarter 2021

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20			1Q20
						$/bps		%	$/bps	%
SELECTED OPERATING DATA
Total revenue	$1,659	$1,707	$1,791	$1,750	$1,657	($48)		(3%)	$2	—%
Noninterest expense	1,018	1,012	988	979	1,012	6		1	6	1
Profit before provision for credit losses	641	695	803	771	645	(54)		(8)	(4)	(1)
Provision for credit losses	(140)	124	428	464	600	(264)		NM	(740)	NM
NET INCOME	611	456	314	253	34	155		34	577	NM
Net income, Underlying[1]	626	480	338	263	59	146		30	567	NM
Net income available to common stockholders	588	424	289	225	12	164		39	576	NM
Net income available to common stockholders, Underlying[1]	603	448	313	235	37	155		35	566	NM
PER COMMON SHARE DATA
Basic earnings	$1.38	$0.99	$0.68	$0.53	$0.03	$0.39		39%	$1.35	NM
Diluted earnings	1.37	0.99	0.68	0.53	0.03	0.38		38	1.34	NM
Basic earnings, Underlying[1]	1.41	1.05	0.73	0.55	0.09	0.36		34	1.32	NM
Diluted earnings, Underlying[1]	1.41	1.04	0.73	0.55	0.09	0.37		36	1.32	NM
Cash dividends declared and paid per common share	0.39	0.39	0.39	0.39	0.39	—		—	—	—
Book value per common share	48.57	48.47	48.01	47.92	47.78	0.10		—	0.79	2
Tangible book value per common share	32.79	32.72	32.24	32.13	31.97	0.07		—	0.82	3
Dividend payout ratio	28%	39%	58%	74%	1,398%	(1,107)	bps		NM
Dividend payout ratio, Underlying[1]	28	37	53	71	451	(922)	bps		NM
COMMON SHARES OUTSTANDING
Average: Basic	425,953,716	427,074,822	426,846,096	426,613,053	427,718,421	(1,121,106)		—%	(1,764,705)	—%
Diluted	427,880,530	428,881,252	427,992,349	427,566,920	429,388,855	(1,000,722)		—	(1,508,325)	—
Common shares at period-end	425,930,159	427,209,831	427,073,084	426,824,594	426,586,533	(1,279,672)		—	(656,374)	—

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20			1Q20
						$/bps		%	$/bps		%
FINANCIAL RATIOS
Net interest margin	2.75%	2.75%	2.82%	2.87%	3.09%	—	bps		(34)	bps
Net interest margin, FTE[1]	2.76	2.75	2.83	2.88	3.10	1	bps		(34)	bps
Return on average common equity	11.57	8.20	5.60	4.44	0.24	337	bps		1,133	bps
Return on average common equity, Underlying[2]	11.85	8.66	6.05	4.63	0.74	319	bps		1,111	bps
Return on average tangible common equity	17.17	12.20	8.33	6.62	0.36	497	bps		1,681	bps
Return on average tangible common equity, Underlying[2]	17.59	12.89	9.00	6.90	1.10	470	bps		1,649	bps
Return on average total assets	1.36	1.00	0.70	0.57	0.08	36	bps		128	bps
Return on average total assets, Underlying[2]	1.39	1.05	0.76	0.59	0.14	34	bps		125	bps
Return on average total tangible assets	1.41	1.04	0.73	0.59	0.09	37	bps		132	bps
Return on average total tangible assets, Underlying[2]	1.44	1.10	0.79	0.61	0.15	34	bps		129	bps
Effective income tax rate	21.76	20.16	16.10	17.69	24.13	160	bps		(237)	bps
Effective income tax rate, Underlying[2]	21.85	21.70	16.79	19.36	24.52	15	bps		(267)	bps
Efficiency ratio	61.35	59.28	55.18	55.91	61.10	207	bps		25	bps
Efficiency ratio, Underlying[2]	60.19	56.83	53.44	54.85	59.08	336	bps		111	bps
Noninterest income as a % of total revenue	33%	34%	37%	34%	30%	(100)	bps		300	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.1%	10.0%	9.8%	9.6%	9.4%
Tier 1 capital ratio	11.4	11.3	11.2	10.9	10.5
Total capital ratio	13.4	13.4	13.3	13.1	12.5
Tier 1 leverage ratio	9.5	9.4	9.5	9.3	9.6
Tangible common equity ratio	7.7	7.9	8.0	7.9	8.0
SELECTED BALANCE SHEET DATA
Loans-to-deposits ratio (period-end balances)	80.74%	83.64%	86.81%	87.53%	95.54%	(290)	bps		(1,480)	bps
Loans-to-deposits ratio (average balances)	83.77	84.99	88.36	90.93	95.60	(122)	bps		(1,183)	bps
Full-time equivalent colleagues	17,405	17,584	17,930	18,312	17,863	(179)		(1)	(458)		(3)

1 Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20		1Q20
						$	%	$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,061	$1,105	$1,120	$1,192	$1,302	($44)	(4%)	($241)	(19%)
Interest and fees on loans held for sale	18	19	21	20	15	(1)	(5)	3	20
Interest and fees on other loans held for sale	6	1	16	7	9	5	NM	(3)	(33)
Investment securities	128	121	121	130	147	7	6	(19)	(13)
Interest-bearing deposits in banks	3	3	2	1	5	—	—	(2)	(40)
Total interest income	1,216	1,249	1,280	1,350	1,478	(33)	(3)	(262)	(18)
INTEREST EXPENSE
Deposits	50	69	89	124	227	(19)	(28)	(177)	(78)
Short-term borrowed funds	—	1	—	—	1	(1)	(100)	(1)	(100)
Long-term borrowed funds	49	50	54	66	90	(1)	(2)	(41)	(46)
Total interest expense	99	120	143	190	318	(21)	(18)	(219)	(69)
Net interest income	1,117	1,129	1,137	1,160	1,160	(12)	(1)	(43)	(4)
NONINTEREST INCOME
Mortgage banking fees	165	193	287	276	159	(28)	(15)	6	4
Service charges and fees	99	104	97	84	118	(5)	(5)	(19)	(16)
Capital markets fees	81	88	58	61	43	(7)	(8)	38	88
Card fees	55	56	57	48	56	(1)	(2)	(1)	(2)
Trust and investment services fees	58	52	53	45	53	6	12	5	9
Letter of credit and loan fees	38	38	37	31	34	—	—	4	12
Foreign exchange and interest rate products	28	35	27	34	24	(7)	(20)	4	17
Securities gains, net	3	—	1	3	—	3	100	3	100
Other income	15	12	37	8	10	3	25	5	50
Total noninterest income	542	578	654	590	497	(36)	(6)	45	9
TOTAL REVENUE	1,659	1,707	1,791	1,750	1,657	(48)	(3)	2	—
Provision for credit losses	(140)	124	428	464	600	(264)	NM	(740)	NM
NONINTEREST EXPENSE
Salaries and employee benefits	548	537	524	513	549	11	2	(1)	—
Equipment and software	152	141	149	142	133	11	8	19	14
Outside services	139	148	139	131	135	(9)	(6)	4	3
Occupancy	88	84	81	82	84	4	5	4	5
Other operating expense	91	102	95	111	111	(11)	(11)	(20)	(18)
Total noninterest expense	1,018	1,012	988	979	1,012	6	1	6	1
Income before income tax expense	781	571	375	307	45	210	37	736	NM
Income tax expense	170	115	61	54	11	55	48	159	NM
Net income	$611	$456	$314	$253	$34	$155	34%	$577	NM
Net income, Underlying[1]	$626	$480	$338	$263	$59	$146	30%	$567	NM
Net income available to common stockholders	$588	$424	$289	$225	$12	$164	39%	$576	NM
Net income available to common stockholders, Underlying[1]	$603	$448	$313	$235	$37	$155	35%	$566	NM

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2021 CHANGE
	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	December 31, 2020		March 31, 2020
						$	%	$	%
ASSETS
Cash and due from banks	$1,117	$1,037	$904	$1,088	$1,155	$80	8%	($38)	(3%)
Interest-bearing cash and due from banks	13,543	11,696	8,312	6,358	2,903	1,847	16	10,640	NM
Interest-bearing deposits in banks	308	306	328	475	280	2	1	28	10
Debt securities available for sale, at fair value	24,467	22,942	22,884	22,144	22,307	1,525	7	2,160	10
Debt securities held to maturity	2,995	3,235	2,578	2,856	3,071	(240)	(7)	(76)	(2)
Loans held for sale, at fair value	4,304	3,564	3,587	3,631	2,911	740	21	1,393	48
Other loans held for sale	75	439	127	1,362	350	(364)	(83)	(275)	(79)
Loans and leases	122,195	123,090	124,071	125,713	127,528	(895)	(1)	(5,333)	(4)
Less: Allowance for loan and lease losses	(2,194)	(2,443)	(2,542)	(2,448)	(2,171)	249	(10)	(23)	1
Net loans and leases	120,001	120,647	121,529	123,265	125,357	(646)	(1)	(5,356)	(4)
Derivative assets	1,298	1,915	2,030	2,069	1,968	(617)	(32)	(670)	(34)
Premises and equipment	743	759	747	751	746	(16)	(2)	(3)	—
Bank-owned life insurance	2,135	1,756	1,751	1,739	1,736	379	22	399	23
Goodwill	7,050	7,050	7,050	7,050	7,050	—	—	—	—
Other assets	9,181	8,003	7,401	7,086	6,885	1,178	15	2,296	33
TOTAL ASSETS	$187,217	$183,349	$179,228	$179,874	$176,719	$3,868	2%	$10,498	6%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$46,067	$43,831	$41,249	$40,545	$32,398	$2,236	5%	$13,669	42%
Interest-bearing	105,282	103,333	101,672	103,073	101,077	1,949	2	4,205	4
Total deposits	151,349	147,164	142,921	143,618	133,475	4,185	3	17,874	13
Short-term borrowed funds	70	243	252	255	1,059	(173)	(71)	(989)	(93)
Derivative liabilities	111	128	100	198	234	(17)	(13)	(123)	(53)
Deferred taxes, net	593	629	638	709	782	(36)	(6)	(189)	(24)
Long-term borrowed funds:
FHLB advances	19	19	19	6	8,007	—	—	(7,988)	(100)
Senior debt	6,714	6,740	7,504	7,519	6,775	(26)	—	(61)	(1)
Subordinated debt and other debt	1,583	1,587	1,586	1,677	1,655	(4)	—	(72)	(4)
Total long-term borrowed funds	8,316	8,346	9,109	9,202	16,437	(30)	—	(8,121)	(49)
Other liabilities	4,125	4,166	3,739	3,474	2,782	(41)	(1)	1,343	48
TOTAL LIABILITIES	164,564	160,676	156,759	157,456	154,769	3,888	2	9,795	6
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,965	1,965	1,965	1,965	1,570	—	—	395	25
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,945	18,940	18,922	18,908	18,901	5	—	44	—
Retained earnings	6,866	6,445	6,189	6,068	6,011	421	7	855	14
Treasury stock, at cost	(4,718)	(4,623)	(4,623)	(4,623)	(4,623)	(95)	(2)	(95)	(2)
Accumulated other comprehensive (loss) income	(411)	(60)	10	94	85	(351)	NM	(496)	NM
TOTAL STOCKHOLDERS' EQUITY	22,653	22,673	22,469	22,418	21,950	(20)	—	703	3
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$187,217	$183,349	$179,228	$179,874	$176,719	$3,868	2%	$10,498	6%
Memo: Total tangible common equity	$13,964	$13,979	$13,771	$13,716	$13,639	($15)	—%	$325	2%

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2021 CHANGE
	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2020		March 31, 2020
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$44,058	$44,173	$45,185	$48,017	$49,092	($115)	—%	($5,034)	(10%)
Commercial real estate	14,553	14,652	14,889	14,485	14,502	(99)	(1)	51	—
Leases	1,802	1,968	2,288	2,428	2,438	(166)	(8)	(636)	(26)
Total commercial	60,413	60,793	62,362	64,930	66,032	(380)	(1)	(5,619)	(9)
Residential mortgages	19,202	19,539	19,633	19,245	18,721	(337)	(2)	481	3
Home equity	11,854	12,149	12,322	12,541	12,992	(295)	(2)	(1,138)	(9)
Automobile	12,344	12,153	12,035	12,028	12,157	191	2	187	2
Education	12,691	12,308	11,631	10,591	10,887	383	3	1,804	17
Other retail	5,691	6,148	6,088	6,378	6,739	(457)	(7)	(1,048)	(16)
Total retail	61,782	62,297	61,709	60,783	61,496	(515)	(1)	286	—
Total loans and leases	$122,195	$123,090	$124,071	$125,713	$127,528	($895)	(1%)	($5,333)	(4%)
Loans held for sale, at fair value	4,304	3,564	3,587	3,631	2,911	740	21	1,393	48
Other loans held for sale	75	439	127	1,362	350	(364)	(83)	(275)	(79)
Loans and leases and loans held for sale	$126,574	$127,093	$127,785	$130,706	$130,789	($519)	—%	($4,215)	(3%)

DEPOSITS
Demand	$46,067	$43,831	$41,249	$40,545	$32,398	$2,236	5%	$13,669	42%
Checking with interest	26,883	27,204	27,141	27,200	25,358	(321)	(1)	1,525	6
Regular savings	19,634	18,044	17,237	16,665	14,702	1,590	9	4,932	34
Money market accounts	51,074	48,569	46,400	44,965	42,972	2,505	5	8,102	19
Term deposits	7,691	9,516	10,894	14,243	18,045	(1,825)	(19)	(10,354)	(57)
Total deposits	$151,349	$147,164	$142,921	$143,618	$133,475	$4,185	3%	$17,874	13%

AVERAGE BALANCE SHEETS
(in millions)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20		1Q20
						$	%	$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$10,861	$11,303	$6,250	$5,231	$1,859	($442)	(4%)	$9,002	NM
Taxable investment securities	27,031	25,471	24,654	25,180	25,339	1,560	6	1,692	7
Non-taxable investment securities	3	3	4	4	4	—	—	(1)	(25)
Total investment securities	27,034	25,474	24,658	25,184	25,343	1,560	6	1,691	7
Investment securities and interest-bearing deposits	37,895	36,777	30,908	30,415	27,202	1,118	3	10,693	39
Commercial and industrial	44,287	44,594	46,844	50,443	43,152	(307)	(1)	1,135	3
Commercial real estate	14,675	14,745	14,644	14,540	13,876	(70)	—	799	6
Leases	1,915	2,176	2,373	2,426	2,482	(261)	(12)	(567)	(23)
Total commercial	60,877	61,515	63,861	67,409	59,510	(638)	(1)	1,367	2
Residential mortgages	19,388	19,543	19,427	18,872	18,866	(155)	(1)	522	3
Home equity	12,001	12,239	12,416	12,736	13,042	(238)	(2)	(1,041)	(8)
Automobile	12,229	12,066	12,019	11,998	12,173	163	1	56	—
Education	12,436	11,931	10,929	11,183	10,610	505	4	1,826	17
Other retail	5,916	6,167	6,260	6,557	6,854	(251)	(4)	(938)	(14)
Total retail	61,970	61,946	61,051	61,346	61,545	24	—	425	1
Total loans and leases	122,847	123,461	124,912	128,755	121,055	(614)	—	1,792	1
Loans held for sale, at fair value	3,254	3,185	3,295	2,710	1,890	69	2	1,364	72
Other loans held for sale	385	110	1,061	510	799	275	250	(414)	(52)
Total interest-earning assets	164,381	163,533	160,176	162,390	150,946	848	1	13,435	9
Allowance for loan and lease losses	(2,439)	(2,541)	(2,444)	(2,172)	(1,708)	102	4	(731)	(43)
Goodwill	7,050	7,050	7,050	7,050	7,046	—	—	4	—
Other noninterest-earning assets	13,577	13,019	12,893	12,525	10,893	558	4	2,684	25
TOTAL ASSETS	$182,569	$181,061	$177,675	$179,793	$167,177	$1,508	1%	$15,392	9%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Checking with interest	$26,116	$26,432	$26,638	$26,312	$24,612	($316)	(1%)	$1,504	6%
Money market accounts	49,536	48,667	45,187	45,187	39,839	869	2	9,697	24
Regular savings	18,611	17,566	16,902	15,883	14,201	1,045	6	4,410	31
Term deposits	8,572	10,191	12,032	16,470	18,616	(1,619)	(16)	(10,044)	(54)
Total interest-bearing deposits	102,835	102,856	100,759	103,852	97,268	(21)	—	5,567	6
Short-term borrowed funds	150	232	240	222	644	(82)	(35)	(494)	(77)
FHLB advances	19	19	6	2,595	5,138	—	—	(5,119)	(100)
Senior debt	6,732	6,845	7,515	7,499	7,263	(113)	(2)	(531)	(7)
Subordinated debt and other debt	1,585	1,586	1,675	1,661	1,656	(1)	—	(71)	(4)
Total long-term borrowed funds	8,336	8,450	9,196	11,755	14,057	(114)	(1)	(5,721)	(41)
Total borrowed funds	8,486	8,682	9,436	11,977	14,701	(196)	(2)	(6,215)	(42)
Total interest-bearing liabilities	111,321	111,538	110,195	115,829	111,969	(217)	—	(648)	(1)
Total demand deposits	43,814	42,411	40,608	37,745	29,362	1,403	3	14,452	49
Other liabilities	4,858	4,600	4,374	4,086	4,053	258	6	805	20
TOTAL LIABILITIES	159,993	158,549	155,177	157,660	145,384	1,444	1	14,609	10
STOCKHOLDERS' EQUITY	22,576	22,512	22,498	22,133	21,793	64	—	783	4
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$182,569	$181,061	$177,675	$179,793	$167,177	$1,508	1%	$15,392	9%
Memo: Total loans and leases, including loans held for sale	$126,486	$126,756	$129,268	$131,975	$123,744	($270)	—%	$2,742	2%
Total deposits (interest-bearing and demand)	$146,649	$145,267	$141,367	$141,597	$126,630	$1,382	1%	$20,019	16%
Total average tangible common equity	$13,883	$13,814	$13,797	$13,706	$13,484	$69	—%	$399	3%

AVERAGE ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS
	1Q21		4Q20		3Q20		2Q20		1Q20
	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	0.11%	$3	0.10%	$3	0.10%	$2	0.09%	$1	1.12%	$5
Taxable investment securities	1.89	128	1.89	121	1.95	121	2.15	130	2.32	147
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—
Total investment securities	1.89	128	1.89	121	1.95	121	2.15	130	2.32	147
Investment securities and interest-bearing deposits		131		124		123		131		152
Commercial and industrial	3.12	347	3.25	370	3.20	383	3.23	412	3.82	417
Commercial real estate	2.57	94	2.58	97	2.57	96	2.87	106	3.96	139
Leases	2.69	13	2.58	14	2.65	16	2.75	16	2.83	18
Total commercial	2.98	454	3.07	481	3.03	495	3.14	534	3.81	574
Residential mortgages	3.05	148	3.08	151	3.15	153	3.19	150	3.47	164
Home equity	3.20	95	3.18	98	3.21	100	3.50	111	4.69	152
Automobile	4.14	125	4.26	129	4.23	128	4.33	129	4.34	131
Education	4.38	134	4.55	136	4.74	130	5.21	145	5.64	149
Other retail	7.25	105	7.10	110	7.22	114	7.52	123	7.77	132
Total retail	3.96	607	4.01	624	4.08	625	4.31	658	4.75	728
Total loans and leases	3.47	1,061	3.54	1,105	3.54	1,120	3.69	1,192	4.29	1,302
Loans held for sale, at fair value	2.27	18	2.41	19	2.60	21	2.85	20	3.28	15
Other loans held for sale	6.30	6	3.14	1	6.02	16	4.66	7	4.31	9
Total interest-earning assets	2.97	1,216	3.02	1,249	3.15	1,280	3.33	1,350	3.91	1,478
INTEREST-BEARING LIABILITIES
Checking with interest	0.09	6	0.11	8	0.13	8	0.17	11	0.60	37
Money market accounts	0.18	22	0.22	27	0.28	33	0.35	39	0.94	93
Regular savings	0.11	5	0.15	7	0.24	10	0.39	15	0.51	18
Term deposits	0.83	17	1.09	27	1.25	38	1.44	59	1.70	79
Total interest-bearing deposits	0.20	50	0.27	69	0.35	89	0.48	124	0.94	227
Short-term borrowed funds	0.46	—	0.44	1	0.13	—	0.29	—	0.76	1
FHLB advances	0.92	—	0.93	—	1.42	—	0.86	6	1.87	24
Senior debt	1.91	32	1.93	33	1.84	35	2.25	42	2.69	49
Subordinated debt and other debt	4.22	17	4.35	17	4.67	19	4.22	18	4.13	17
Total long-term borrowed funds	2.35	49	2.38	50	2.35	54	2.22	66	2.56	90
Total borrowed funds	2.32	49	2.33	51	2.30	54	2.18	66	2.48	91
Total interest-bearing liabilities	0.36	99	0.43	120	0.52	143	0.66	190	1.14	318
INTEREST RATE SPREAD	2.62		2.60		2.63		2.67		2.77
NET INTEREST MARGIN AND NET INTEREST INCOME	2.75%	$1,117	2.75%	$1,129	2.82%	$1,137	2.87%	$1,160	3.09%	$1,160
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]	2.76%	$1,120	2.75%	$1,132	2.83%	$1,140	2.88%	$1,163	3.10%	$1,164
Memo: Total deposit costs	0.14%	$50	0.19%	$69	0.25%	$89	0.35%	$124	0.72%	$227
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20			1Q20
						$/bps		%	$/bps		%
Net interest income	$863	$859	$845	$814	$793	$4		—%	$70		9%
Noninterest income	351	375	495	428	357	(24)		(6)	(6)		(2)
Total revenue	1,214	1,234	1,340	1,242	1,150	(20)		(2)	64		6
Noninterest expense	750	749	742	735	738	1		—	12		2
Profit before provision for credit losses	464	485	598	507	412	(21)		(4)	52		13
Provision for credit losses	59	56	55	80	97	3		5	(38)		(39)
Income before income tax expense	405	429	543	427	315	(24)		(6)	90		29
Income tax expense	103	107	136	107	79	(4)		(4)	24		30
Net income	$302	$322	$407	$320	$236	($20)		(6%)	$66		28%
AVERAGE BALANCES
Total assets	$75,283	$74,392	$73,605	$71,634	$68,415	$891		1%	$6,868		10%
Total loans and leases[1]	70,188	69,650	69,719	68,205	65,343	538		1	4,845		7
Deposits	97,180	95,007	94,212	91,648	85,228	2,173		2	11,952		14
Interest-earning assets	71,135	70,529	69,925	68,256	65,393	606		1	5,742		9
KEY METRICS
Net interest margin	4.93%	4.85%	4.81%	4.80%	4.88%	8	bps		5	bps
Efficiency ratio	61.79	60.75	55.35	59.19	64.16	104	bps		(237)	bps
Loans-to-deposits ratio (period-end balances)	66.44	69.38	70.61	69.17	72.94	(294)	bps		(650)	bps
Loans-to-deposits ratio (average balances)	68.99	70.12	69.88	71.59	74.07	(113)	bps		(508)	bps
Return on average total tangible assets	1.63	1.72	2.21	1.80	1.39	(9)	bps		24	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20			1Q20
						$/bps		%	$/bps		%
MORTGAGE BANKING FEES
Production revenue	$140	$194	$275	$271	$136	($54)		(28%)	$4		3%
Mortgage servicing revenue	—	3	2	9	17	(3)		(100)	(17)		(100)
MSR valuation changes, net of hedge impact	25	(3)	10	(4)	6	28		NM	19		NM
Total mortgage banking fees	$165	$194	$287	$276	$159	($29)		(15%)	$6		4%

Gain on sale of secondary originations	1.44%	2.09%	3.04%	3.09%	2.36%	(65)	bps		(92)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$3,744	$4,096	$4,300	$3,882	$2,523	($352)		(9%)	$1,221		48%
Third Party	7,398	6,762	6,811	7,388	4,813	636		9	2,585		54
Total	$11,142	$10,858	$11,111	$11,270	$7,336	$284		3%	$3,806		52%

Originated for sale	87%	85%	82%	81%	83%	200	bps		400	bps
Originated for investment	13	15	18	19	17	(200)	bps		(400)	bps
Total	100%	100%	100%	100%	100%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$81,805	$81,240	$80,700	$79,942	$79,157	$565		1%	$2,648		3%
Owned loans serviced	22,762	22,582	22,193	21,642	21,057	180		1	1,705		8
Total	$104,567	$103,822	$102,893	$101,584	$100,214	$745		1%	$4,353		4%

MSR at fair value	$893	$658	$606	$568	$577	$235		36%	$316		55%

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20			1Q20
						$/bps		%	$/bps		%
Net interest income	$421	$438	$421	$419	$365	($17)		(4%)	$56		15%
Noninterest income	170	182	144	144	125	(12)		(7)	45		36
Total revenue	591	620	565	563	490	(29)		(5)	101		21
Noninterest expense	227	216	210	213	221	11		5	6		3
Profit before provision for credit losses	364	404	355	350	269	(40)		(10)	95		35
Provision for credit losses	101	124	161	70	43	(23)		(19)	58		135
Income before income tax expense	263	280	194	280	226	(17)		(6)	37		16
Income tax expense	52	59	41	59	47	(7)		(12)	5		11
Net income	$211	$221	$153	$221	$179	($10)		(5%)	$32		18%
AVERAGE BALANCES
Total assets	$57,738	$58,212	$60,889	$65,280	$59,005	($474)		(1%)	($1,267)		(2%)
Total loans and leases[1]	54,813	55,407	57,796	62,011	56,555	(594)		(1)	(1,742)		(3)
Deposits	43,974	44,920	41,393	41,750	33,545	(946)		(2)	10,429		31
Interest-earning assets	55,175	55,752	58,177	62,422	57,016	(577)		(1)	(1,841)		(3)
KEY METRICS
Net interest margin	3.09%	3.12%	2.88%	2.70%	2.57%	(3)	bps		52	bps
Efficiency ratio	38.33	34.94	37.03	37.93	45.06	339	bps		(673)	bps
Loans-to-deposits ratio (period-end balances)	120.66	121.09	129.43	140.79	164.10	(43)	bps		(4,344)	bps
Loans-to-deposits ratio (average balances)	123.53	122.75	138.48	147.03	167.18	78	bps		(4,365)	bps
Return on average total tangible assets	1.48	1.51	1.01	1.36	1.22	(3)	bps		26	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20		1Q20
						$	%	$	%
Net interest income	($167)	($168)	($129)	($73)	$2	$1	1%	($169)	NM
Noninterest income	21	21	15	18	15	—	—	6	40
Total revenue	(146)	(147)	(114)	(55)	17	1	1	(163)	NM
Noninterest expense	41	47	36	31	53	(6)	(13)	(12)	(23)
Loss before provision for credit losses	(187)	(194)	(150)	(86)	(36)	7	4	(151)	NM
Provision for credit losses	(300)	(56)	212	314	460	(244)	NM	(760)	NM
Income (loss) before income tax expense (benefit)	113	(138)	(362)	(400)	(496)	251	NM	609	NM
Income tax expense (benefit)	15	(51)	(116)	(112)	(115)	66	NM	130	NM
Net income (loss)	$98	($87)	($246)	($288)	($381)	$185	NM	$479	NM
AVERAGE BALANCES
Total assets	$49,548	$48,457	$43,181	$42,879	$39,757	$1,091	2%	$9,791	25%
Total loans and leases[2]	1,485	1,699	1,753	1,759	1,846	(214)	(13)	(361)	(20)
Deposits	5,495	5,340	5,762	8,199	7,857	155	3	(2,362)	(30)
Interest-earning assets	38,071	37,252	32,074	31,712	28,537	819	2	9,534	33
1Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.
2Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					MARCH 31, 2021 CHANGE
	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2020			March 31, 2020
						$/bps		%	$/bps		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$281	$280	$435	$366	$305	$1		—%	($24)		(8%)
Commercial real estate	100	176	323	61	8	(76)		(43)	92		NM
Leases	1	2	2	79	1	(1)		(50)	—		—
Total commercial	382	458	760	506	314	(76)		(17)	68		22
Residential mortgages	237	167	131	112	101	70		42	136		135
Home equity	269	276	265	254	242	(7)		(3)	27		11
Automobile	70	72	80	67	69	(2)		(3)	1		1
Education	22	18	16	18	21	4		22	1		5
Other retail	28	28	25	33	33	—		—	(5)		(15)
Total retail	626	561	517	484	466	65		12	160		34
Nonaccrual loans and leases	1,008	1,019	1,277	990	780	(11)		(1)	228		29
Repossessed assets	18	19	27	33	44	(1)		(5)	(26)		(59)
Nonaccrual loans and leases and repossessed assets	$1,026	$1,038	$1,304	$1,023	$824	($12)		(1%)	$202		25%
NONACCRUAL LOANS AND LEASES BY PRODUCT[1]
Commercial	$382	$458	$760	$506	$314	($76)		(17%)	$68		22%
Retail	644	580	544	517	510	64		11	134		26
Total nonaccrual loans and leases	$1,026	$1,038	$1,304	$1,023	$824	($12)		(1%)	$202		25%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.80%	1.98%	2.05%	1.95%	1.70%	(18)	bps		10	bps
Allowance for credit losses to loans and leases	1.94	2.17	2.21	2.01	1.73	(23)			21
Allowance for loan and lease losses to nonaccrual and leases	217.74	239.72	199.04	247.40	278.51	(2,198)			(6,077)
Allowance for credit losses to nonaccrual loans and leases	235.42	262.02	214.22	255.39	283.48	(2,660)			(4,806)
Nonaccrual loans and leases to loans and leases	0.82	0.83	1.03	0.79	0.61	(1)			21
1Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					MARCH 31, 2021 CHANGE
	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2020		March 31, 2020
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$3	$20	$3	$33	$—	($17)	(85%)	$3	100%
Commercial real estate	9	—	—	—	—	9	100	9	100
Leases	—	1	—	—	—	(1)	(100)	—	—
Total commercial	12	21	3	33	—	(9)	(43)	12	100
Residential mortgages	23	30	17	13	14	(7)	(23)	9	64
Education	2	2	2	2	2	—	—	—	—
Other retail	9	9	6	7	11	—	—	(2)	(18)
Total retail	34	41	25	22	27	(7)	(17)	7	26
Total loans and leases	$46	$62	$28	$55	$27	($16)	(26%)	$19	70%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20		1Q20
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$80	$51	$81	$68	$47	$29	57%	$33	70
Commercial real estate	53	70	42	—	—	(17)	(24)	53	100
Leases	1	24	48	6	—	(23)	(96)	1	100
Total commercial	134	145	171	74	47	(11)	(8)	87	185
Residential mortgages	—	2	2	2	1	(2)	(100)	(1)	(100)
Home equity	4	5	6	6	8	(1)	(20)	(4)	(50)
Automobile	25	22	22	31	39	3	14	(14)	(36)
Education	13	10	9	14	18	3	30	(5)	(28)
Other retail	51	48	47	53	61	3	6	(10)	(16)
Total retail	93	87	86	106	127	6	7	(34)	(27)
Total gross charge-offs	$227	$232	$257	$180	$174	($5)	(2%)	$53	30%
GROSS RECOVERIES
Commercial and industrial	$3	$4	$1	$3	$3	($1)	(25%)	$—	—%
Commercial real estate	27	1	—	—	—	26	NM	27	100
Leases	—	—	—	—	—	—	—	—	—
Total commercial	30	5	1	3	3	25	NM	27	NM
Residential mortgages	1	2	2	1	1	(1)	(50)	—	—
Home equity	11	11	8	8	11	—	—	—	—
Automobile	14	13	15	11	12	1	8	2	17
Education	6	4	4	4	4	2	50	2	50
Other retail	7	7	8	6	6	—	—	1	17
Total retail	39	37	37	30	34	2	5	5	15
Total gross recoveries	$69	$42	$38	$33	$37	$27	64%	$32	86%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$77	$47	$80	$65	$44	$30	64%	$33	75
Commercial real estate	26	69	42	—	—	(43)	(62)	26	100
Leases	1	24	48	6	—	(23)	(96)	1	100
Total commercial	104	140	170	71	44	(36)	(26)	60	136
Residential mortgages	(1)	—	—	1	—	(1)	(100)	(1)	(100)
Home equity	(7)	(6)	(2)	(2)	(3)	(1)	(17)	(4)	(133)
Automobile	11	9	7	20	27	2	22	(16)	(59)
Education	7	6	5	10	14	1	17	(7)	(50)
Other retail	44	41	39	47	55	3	7	(11)	(20)
Total retail	54	50	49	76	93	4	8	(39)	(42)
Total net charge-offs	$158	$190	$219	$147	$137	($32)	(17%)	$21	15%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20			1Q20
						$/bps		%	$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.70%	0.41%	0.68%	0.52%	0.41%	29	bps		29	bps
Commercial real estate	0.73	1.88	1.13	—	—	(115)	bps		73	bps
Leases	0.26	4.44	7.99	1.03	0.07	(418)	bps		19	bps
Total commercial	0.69	0.91	1.06	0.42	0.30	(22)	bps		39	bps
Residential mortgages	(0.01)	—	—	0.02	0.01	(1)	bps		(2)	bps
Home equity	(0.25)	(0.19)	(0.10)	(0.05)	(0.10)	(6)	bps		(15)	bps
Automobile	0.35	0.29	0.24	0.68	0.88	6	bps		(53)	bps
Education	0.24	0.18	0.21	0.34	0.55	6	bps		(31)	bps
Other retail	3.00	2.62	2.46	2.93	3.21	38	bps		(21)	bps
Total retail	0.35	0.32	0.32	0.50	0.61	3	bps		(26)	bps
Total loans and leases	0.52%	0.61%	0.70%	0.46%	0.46%	(9)	bps		6	bps
Memo: Average loans
Commercial and industrial	$44,287	$44,594	$46,844	$50,443	$43,152	($307)		(1%)	$1,135		3%
Commercial real estate	14,675	14,745	14,644	14,540	13,876	(70)		—	799		6
Leases	1,915	2,176	2,373	2,426	2,482	(261)		(12)	(567)		(23)
Total commercial	60,877	61,515	63,861	67,409	59,510	(638)		(1)	1,367		2
Residential mortgages	19,388	19,543	19,427	18,872	18,866	(155)		(1)	522		3
Home equity	12,001	12,239	12,416	12,736	13,042	(238)		(2)	(1,041)		(8)
Automobile	12,229	12,066	12,019	11,998	12,173	163		1	56		—
Education	12,436	11,931	10,929	11,183	10,610	505		4	1,826		17
Other retail	5,916	6,167	6,260	6,557	6,854	(251)		(4)	(938)		(14)
Total retail	61,970	61,946	61,051	61,346	61,545	24		—	425		1
Total loans and leases	$122,847	$123,461	$124,912	$128,755	$121,055	($614)		—%	$1,792		1%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20		1Q20
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,443	$2,542	$2,448	$2,171	$1,252	($99)	(4%)	$1,191	95%
Cumulative effect of change in accounting principle:
Commercial	—	—	—	—	(176)	—	—	176	100
Retail	—	—	—	—	629	—	—	(629)	(100)
Total cumulative effect of change in accounting principle	—	—	—	—	453	—	—	(453)	(100)
Allowance for loan and lease losses - beginning, adjusted	2,443	2,542	2,448	2,171	1,705	(99)	(4)	738	43
Charge-offs:
Commercial	134	145	171	74	47	(11)	(8)	87	185
Retail	93	87	86	106	127	6	7	(34)	(27)
Total charge-offs	227	232	257	180	174	(5)	(2)	53	30
Recoveries:
Commercial	30	5	1	3	3	25	NM	27	NM
Retail	39	37	37	30	34	2	5	5	15
Total recoveries	69	42	38	33	37	27	64	32	86
Net charge-offs	158	190	219	147	137	(32)	(17)	21	15
Provision for loan and lease losses:
Commercial	17	84	224	554	298	(67)	(80)	(281)	(94)
Retail	(108)	7	89	(130)	305	(115)	NM	(413)	NM
Total provision for loan and lease losses	(91)	91	313	424	603	(182)	NM	(694)	NM
Allowance for loan and lease losses - ending	$2,194	$2,443	$2,542	$2,448	$2,171	($249)	(10%)	$23	1%

Allowance for unfunded lending commitments - beginning	$227	$194	$79	$39	$44	$33	17%	$183	NM
Cumulative effect of change in accounting principle	—	—	—	—	(2)	—	—	2	100
Provision for unfunded lending commitments	(49)	33	115	40	(3)	(82)	NM	(46)	NM
Allowance for unfunded lending commitments - ending	$178	$227	$194	$79	$39	($49)	(22%)	$139	NM
Total allowance for credit losses - ending	$2,372	$2,670	$2,736	$2,527	$2,210	($298)	(11%)	$162	7%

Memo: Total allowance for credit losses by product
Commercial	$1,311	$1,419	$1,441	$1,304	$790	($108)	(8%)	$521	66%
Retail	1,061	1,251	1,295	1,223	1,420	(190)	(15)	(359)	(25)
Total allowance for credit losses	$2,372	$2,670	$2,736	$2,527	$2,210	($298)	(11%)	$162	7%

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF
						MARCH 31, 2021 CHANGE
	Mar 31, 2021	Dec 31, 2020	Sept 30, 2020	June 30, 2020	Mar 31, 2020	Dec 31, 2020		March 31, 2020
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$14,867	$14,607	$14,345	$14,154	$14,007	$260	2%	$860	6%
Tier 1 capital	16,832	16,572	16,310	16,119	15,577	260	2	1,255	8
Total capital	19,879	19,602	19,427	19,319	18,592	277	1	1,287	7
Risk-weighted assets	147,817	146,781	146,131	147,260	148,946	1,036	1	(1,129)	(1)
Adjusted average assets[1]	176,890	175,370	171,938	174,017	161,715	1,520	1	15,175	9
CET1 capital ratio	10.1%	10.0%	9.8%	9.6%	9.4%
Tier 1 capital ratio	11.4	11.3	11.2	10.9	10.5
Total capital ratio	13.4	13.4	13.3	13.1	12.5
Tier 1 leverage ratio	9.5	9.4	9.5	9.3	9.6
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$20,688	$20,708	$20,504	$20,453	$20,380	($20)	—%	$308	2%
Less: Goodwill	7,050	7,050	7,050	7,050	7,050	—	—	—	—
Less: Other intangible assets	54	58	60	63	66	(4)	(7)	(12)	(18)
Add: Deferred tax liabilities[2]	380	379	377	376	375	1	—	5	1
Total tangible common equity	$13,964	$13,979	$13,771	$13,716	$13,639	($15)	—%	$325	2%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$20,611	$20,547	$20,534	$20,446	$20,223	$64	—%	$388	2%
Less: Goodwill	7,050	7,050	7,050	7,050	7,046	—	—	4	—
Less: Other intangible assets	57	60	62	65	67	(3)	(5)	(10)	(15)
Add: Deferred tax liabilities[2]	379	377	375	375	374	2	1	5	1
Total tangible common equity	$13,883	$13,814	$13,797	$13,706	$13,484	$69	—%	$399	3%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,050	$7,050	$7,050	$7,050	$7,050	$—	—%	$—	—%
Other intangible assets	54	58	60	63	66	(4)	(7)	(12)	(18)
Total intangible assets	$7,104	$7,108	$7,110	$7,113	$7,116	($4)	—%	($12)	—%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q21 Change
		1Q21	4Q20	3Q20	2Q20	1Q20	4Q20		1Q20
							$	%	$	%
Total revenue, Underlying:
Total revenue (GAAP)	A	$1,659	$1,707	$1,791	$1,750	$1,657	($48)	(3%)	$2	—%
Less: Notable items		—	—	—	—	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,707	$1,791	$1,750	$1,657	($48)	(3%)	$2	—%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$1,018	$1,012	$988	$979	$1,012	$6	1%	$6	1%
Less: Notable items		20	42	31	19	33	(22)	(52)	(13)	(39)
Noninterest expense, Underlying (non-GAAP)	D	$998	$970	$957	$960	$979	$28	3%	$19	2%
Pre-provision profit:
Total revenue (GAAP)	A	$1,659	$1,707	$1,791	$1,750	$1,657	($48)	(3%)	$2	—%
Less: Noninterest expense (GAAP)	C	1,018	1,012	988	979	1,012	6	1	6	1
Pre-provision profit (GAAP)		$641	$695	$803	$771	$645	($54)	(8%)	($4)	(1%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,707	$1,791	$1,750	$1,657	($48)	(3%)	$2	—%
Less: Noninterest expense, Underlying (non-GAAP)	D	998	970	957	960	979	28	3	19	2
Pre-provision profit, Underlying (non-GAAP)		$661	$737	$834	$790	$678	($76)	(10%)	($17)	(3%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$781	$571	$375	$307	$45	$210	37%	$736	NM
Less: Expense before income tax benefit related to notable items		(20)	(42)	(31)	(19)	(33)	22	52	13	39
Income before income tax expense, Underlying (non-GAAP)	F	$801	$613	$406	$326	$78	$188	31%	$723	NM
Income tax expense, Underlying:
Income tax expense (GAAP)	G	$170	$115	$61	$54	$11	$55	48%	$159	NM
Less: Income tax benefit related to notable items		(5)	(18)	(7)	(9)	(8)	13	72	3	38
Income tax expense, Underlying (non-GAAP)	H	$175	$133	$68	$63	$19	$42	32%	$156	NM
Net income, Underlying:
Net income (GAAP)	I	$611	$456	$314	$253	$34	$155	34%	$577	NM
Add: Notable items, net of income tax benefit		15	24	24	10	25	(9)	(38)	(10)	(40)
Net income, Underlying (non-GAAP)	J	$626	$480	$338	$263	$59	$146	30%	$567	NM
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$588	$424	$289	$225	$12	$164	39%	$576	NM
Add: Notable items, net of income tax benefit		15	24	24	10	25	(9)	(38)	(10)	(40)
Net income available to common stockholders, Underlying (non-GAAP)	L	$603	$448	$313	$235	$37	$155	35%	$566	NM

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q21 Change
		1Q21	4Q20	3Q20	2Q20	1Q20	4Q20			1Q20
							$/bps		%	$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,659	$1,707	$1,791	$1,750	$1,657	($48)		(2.86%)	$2		0.07%
Less: Noninterest expense (GAAP)	C	1,018	1,012	988	979	1,012	6		0.54	6		0.48
Operating leverage									(3.40%)			(0.41%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,707	$1,791	$1,750	$1,657	($48)		(2.86%)	$2		0.07%
Less: Noninterest expense, Underlying (non-GAAP)	D	998	970	957	960	979	28		2.89	19		1.94
Operating leverage, Underlying (non-GAAP)									(5.75%)			(1.87%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	61.35%	59.28%	55.18%	55.91%	61.10%	207	bps		25	bps
Efficiency ratio, Underlying (non-GAAP)	D/B	60.19	56.83	53.44	54.85	59.08	336	bps		111	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	21.76%	20.16%	16.10%	17.69%	24.13%	160	bps		(237)	bps
Effective income tax rate, Underlying (non-GAAP)	H/F	21.85	21.70	16.79	19.36	24.52	15	bps		(267)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$20,611	$20,547	$20,534	$20,446	$20,223	$64		—%	$388		2%
Return on average common equity	K/M	11.57%	8.20%	5.60%	4.44%	0.24%	337	bps		1,133	bps
Return on average common equity, Underlying (non-GAAP)	L/M	11.85	8.66	6.05	4.63	0.74	319	bps		1,111	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$20,611	$20,547	$20,534	$20,446	$20,223	$64		—%	$388		2%
Less: Average goodwill (GAAP)		7,050	7,050	7,050	7,050	7,046	—		—	4		—
Less: Average other intangibles (GAAP)		57	60	62	65	67	(3)		(5)	(10)		(15)
Add: Average deferred tax liabilities related to goodwill (GAAP)		379	377	375	375	374	2		1	5		1
Average tangible common equity	N	$13,883	$13,814	$13,797	$13,706	$13,484	$69		—%	$399		3%
Return on average tangible common equity	K/N	17.17%	12.20%	8.33%	6.62%	0.36%	497	bps		1,681	bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	17.59	12.89	9.00	6.90	1.10	470	bps		1,649	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$182,569	$181,061	$177,675	$179,793	$167,177	$1,508		1%	$15,392		9%
Return on average total assets	I/O	1.36%	1.00%	0.70%	0.57%	0.08%	36	bps		128	bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.39	1.05	0.76	0.59	0.14	34	bps		125	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q21 Change
		1Q21	4Q20	3Q20	2Q20	1Q20	4Q20			1Q20
							$/bps		%	$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	P	$182,569	$181,061	$177,675	$179,793	$167,177	$1,508		1%	$15,392		9%
Less: Average goodwill (GAAP)		7,050	7,050	7,050	7,050	7,046	—		—	4		—
Less: Average other intangibles (GAAP)		57	60	62	65	67	(3)		(5)	(10)		(15)
Add: Average deferred tax liabilities related to goodwill (GAAP)		379	377	375	375	374	2		1	5		1
Average tangible assets	Q	$175,841	$174,328	$170,938	$173,053	$160,438	$1,513		1%	$15,403		10%
Return on average total tangible assets	I/Q	1.41%	1.04%	0.73%	0.59%	0.09%	37	bps		132	bps
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.44	1.10	0.79	0.61	0.15	34	bps		129	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	R	425,930,159	427,209,831	427,073,084	426,824,594	426,586,533	(1,279,672)		—%	(656,374)		—%
Common stockholders' equity (GAAP)		$20,688	$20,708	$20,504	$20,453	$20,380	($20)		—	$308		2
Less: Goodwill (GAAP)		7,050	7,050	7,050	7,050	7,050	—		—	—		—
Less: Other intangible assets (GAAP)		54	58	60	63	66	(4)		(7)	(12)		(18)
Add: Deferred tax liabilities related to goodwill (GAAP)		380	379	377	376	375	1		—	5		1
Tangible common equity	S	$13,964	$13,979	$13,771	$13,716	$13,639	($15)		—%	$325		2%
Tangible book value per common share	S/R	$32.79	$32.72	$32.24	$32.13	$31.97	$0.07		—%	$0.82		3%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	T	425,953,716	427,074,822	426,846,096	426,613,053	427,718,421	(1,121,106)		—%	(1,764,705)		—%
Average common shares outstanding - diluted (GAAP)	U	427,880,530	428,881,252	427,992,349	427,566,920	429,388,855	(1,000,722)		—	(1,508,325)		—
Net income per average common share - basic (GAAP)	K/T	$1.38	$0.99	$0.68	$0.53	$0.03	$0.39		39	$1.35		NM
Net income per average common share - diluted (GAAP)	K/U	1.37	0.99	0.68	0.53	0.03	0.38		38	1.34		NM
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.41	1.05	0.73	0.55	0.09	0.36		34	1.32		NM
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.41	1.04	0.73	0.55	0.09	0.37		36	1.32		NM
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	V	$0.39	$0.39	$0.39	$0.39	$0.39	$—		—%	$—		—%
Dividend payout ratio	V/(K/T)	28%	39%	58%	74%	1,398%	(1,107) bps			NM
Dividend payout ratio, Underlying (non-GAAP)	V/(L/T)	28	37	53	71	451	(922) bps			NM

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20		1Q20
						$	%	$	%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$548	$537	$524	$513	$549	$11	2%	($1)	—%
Less: Notable items	—	18	13	4	10	(18)	(100)	(10)	(100)
Salaries and employee benefits, Underlying (non-GAAP)	$548	$519	$511	$509	$539	$29	6%	$9	2%
Equipment and software, Underlying:
Equipment and software (GAAP)	$152	$141	$149	$142	$133	$11	8%	$19	14%
Less: Notable items	4	1	1	—	1	3	NM	3	NM
Equipment and software, Underlying (non-GAAP)	$148	$140	$148	$142	$132	$8	6%	$16	12%
Outside services, Underlying:
Outside services (GAAP)	$139	$148	$139	$131	$135	($9)	(6%)	$4	3%
Less: Notable items	7	17	16	12	18	(10)	(59)	(11)	(61)
Outside services, Underlying (non-GAAP)	$132	$131	$123	$119	$117	$1	1%	$15	13%
Occupancy, Underlying:
Occupancy (GAAP)	$88	$84	$81	$82	$84	$4	5%	$4	5%
Less: Notable items	9	6	1	3	4	3	50	5	125
Occupancy, Underlying (non-GAAP)	$79	$78	$80	$79	$80	$1	1%	($1)	(1%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		FIRST QUARTER 2021				FOURTH QUARTER 2020				THIRD QUARTER 2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$302	$211	$98	$611	$322	$221	($87)	$456	$407	$153	($246)	$314
Less: Preferred stock dividends		—	—	23	23	—	—	32	32	—	—	25	25
Net income (loss) available to common stockholders	B	$302	$211	$75	$588	$322	$221	($119)	$424	$407	$153	($271)	$289
Return on average total tangible assets:
Average total assets (GAAP)		$75,283	$57,738	$49,548	$182,569	$74,392	$58,212	$48,457	$181,061	$73,605	$60,889	$43,181	$177,675
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	52	6,876	7,050	122	52	6,876	7,050
Average other intangibles (GAAP)		37	5	15	57	39	5	16	60	40	5	17	62
Add: Average deferred tax liabilities related to goodwill (GAAP)		3	1	375	379	3	1	373	377	2	1	372	375
Average tangible assets	C	$75,127	$57,682	$43,032	$175,841	$74,234	$58,156	$41,938	$174,328	$73,445	$60,833	$36,660	$170,938
Return on average total tangible assets	A/C	1.63%	1.48%	NM	1.41%	1.72%	1.51%	NM	1.04%	2.21%	1.01%	NM	0.73%
Efficiency ratio:
Noninterest expense (GAAP)	D	$750	$227	$41	$1,018	$749	$216	$47	$1,012	$742	$210	$36	$988
Net interest income (GAAP)		863	421	(167)	1,117	859	438	(168)	1,129	845	421	(129)	1,137
Noninterest income (GAAP)		351	170	21	542	375	182	21	578	495	144	15	654
Total revenue (GAAP)	E	$1,214	$591	($146)	$1,659	$1,234	$620	($147)	$1,707	$1,340	$565	($114)	$1,791
Efficiency ratio	D/E	61.79%	38.33%	NM	61.35%	60.75%	34.94%	NM	59.28%	55.35%	37.03%	NM	55.18%

		SECOND QUARTER 2020				FIRST QUARTER 2020
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$320	$221	($288)	$253	$236	$179	($381)	$34
Less: Preferred stock dividends		—	—	28	28	—	—	22	22
Net income (loss) available to common stockholders	B	$320	$221	($316)	$225	$236	$179	($403)	$12
Return on average total tangible assets:
Average total assets (GAAP)		$71,634	$65,280	$42,879	$179,793	$68,415	$59,005	$39,757	$167,177
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	48	6,876	7,046
Average other intangibles (GAAP)		41	6	18	65	43	6	18	67
Add: Average deferred tax liabilities related to goodwill (GAAP)		2	1	372	375	1	1	372	374
Average tangible assets	C	$71,473	$65,223	$36,357	$173,053	$68,251	$58,952	$33,235	$160,438
Return on average total tangible assets	A/C	1.80%	1.36%	NM	0.59%	1.39%	1.22%	NM	0.09%
Efficiency ratio:
Noninterest expense (GAAP)	D	$735	$213	$31	$979	$738	$221	$53	$1,012
Net interest income (GAAP)		814	419	(73)	1,160	793	365	2	1,160
Noninterest income (GAAP)		428	144	18	590	357	125	15	497
Total revenue (GAAP)	E	$1,242	$563	($55)	$1,750	$1,150	$490	$17	$1,657
Efficiency ratio	D/E	59.19%	37.93%	NM	55.91%	64.16%	45.06%	NM	61.10%